UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

__________

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

35 East 62nd Street
New York, New York		10065
(Address of principal executive		(Zip code)
offices)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     On May 23, 2012, the stockholders of SIGA Technologies, Inc. (the “Company”) approved an amendment (the “Amendment”) to the SIGA Technologies, Inc. 2010 Stock Incentive Plan (the “Plan”). The Amendment increases the maximum number of shares of common stock available for issuance under the Plan from 2,000,000 shares to 4,500,000 shares, and, solely with respect to such 2,500,000 additional shares, extends the term of the Plan until April 25, 2022. The Plan remains unmodified in all other material respects.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

     The Company held its Annual Meeting of Stockholders on May 23, 2012 (the “2012 Annual Meeting”) in New York, New York. Stockholders representing 46,556,934 shares of common stock, or 90.2% of the shares of common stock outstanding as of the March 30, 2012 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the 2012 Annual Meeting. Final voting results are shown below.

(1)	Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld
Eric A. Rose, M.D.	25,346,679	1,907,692
James J. Antal	26,578,765	675,606
Michael J. Bayer	26,623,070	631,301
William C. Bevins	23,219,856	4,034,515
Thomas E. Constance	25,737,582	1,516,789
Joseph W. Marshall, III	23,199,152	4,055,219
Paul G. Savas	22,389,599	4,864,772
Bruce Slovin	22,408,388	4,845,983
Andrew Stern	25,174,312	2,080,059
Frances F. Townsend	26,827,900	426,471
Michael A. Weiner, M.D.	26,539,705	714,666

(2)	Approval of the amendment to the Plan to increase the maximum number of shares of common stock available for issuance under the Plan from 2,000,000 shares to 4,500,000 shares. Our stockholders approved the amendment to the Plan.

Number of Shares Voted
For	Against	Abstain
24,317,160	2,843,350	93,861

(3)	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. Our stockholders ratified the appointment of PricewaterhouseCoopers LLP.

Number of Shares Voted
For	Against	Abstain
45,727,059	321,870	508,005

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the SIGA Technologies, Inc. 2010 Stock Incentive Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

By:	/s/ Daniel J. Luckshire
Name:	Daniel J. Luckshire
Title:	Chief Financial Officer

Date: May 25, 2012